UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

MITEK SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

SUPPLEMENT TO THE PROXY STATEMENT FOR THE ANNUAL MEETING
OF STOCKHOLDERS OF MITEK SYSTEMS, INC.

ANNUAL MEETING POSTPONED TO MONDAY, OCTOBER 2, 2023
AT 9:00 A.M, LOCAL TIME

The following information supplements and amends the proxy statement (“Proxy Statement”) and Notice of Annual Meeting of Stockholders (“Notice”) of Mitek Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission on August 22, 2023 and furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). Capitalized terms used in this supplement, dated September 19, 2023, to the Proxy Statement (this “Supplement”) and not otherwise defined herein have the meaning given to them in the Proxy Statement.

The Board resolved to postpone the Annual Meeting previously scheduled to be held on September 20, 2023 to allow time for the Board to solicit additional proxies and support for Proposal No. 3 and to clarify the voting standards related to certain proposals included in the Proxy Statement. The postponed Annual Meeting will be held at 9:00 a.m., local time, on Monday, October 2, 2023, at Mitek Systems, Inc. 600 B. Street. Suite 100, San Diego, California 92101. For information on how to attend the postponed Annual Meeting, please see the information in the Proxy Statement.

The Record Date for determining stockholders eligible to vote at the Annual Meeting remains August 10, 2023. During the period of postponement, the Company will continue to accept stockholder votes and any stockholders who have not yet voted are encouraged to do so. The Company encourages any eligible stockholder that has not yet voted their shares or provided voting instructions to their broker or other record holders to do so promptly. Any stockholders who have already voted or submitted a proxy do not need to take any further action unless they wish to change their vote.

The Proxy Statement is hereby supplemented and amended as follows:

The following text replaces, in its entirety, the below captioned question and answers from the section entitled “Questions and Answers about this Proxy Material and Voting.”

What are the voting requirements that apply to the proposals discussed in this Proxy Statement?
The election of directors contemplated by Proposal No. 1 will be decided by a plurality of the votes cast. Accordingly, the seven director nominees receiving the highest number of votes will be elected.

The approval of the 2020 Plan Amendment contemplated by Proposal No. 2, the ratification of the appointment of BDO as our independent registered public accounting firm contemplated by Proposal No. 4 and the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers contemplated by Proposal No. 5, each require the affirmative vote of the holders of a majority in voting power of the shares of common stock present and entitled to vote either in person or by proxy on the subject matter of the proposal.

The approval of the amendment to our Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation contemplated by Proposal No. 3 requires the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

The approval, on an advisory (non-binding) basis, of the frequency of future advisory stockholder votes on the compensation of our named executive officers contemplated by Proposal No. 6 will be decided by a plurality of the votes cast. This means that the option for holding an advisory vote every one year, two years, or three years receiving the greatest number of votes will be considered the preferred frequency of the stockholders.

What is the effect of withhold authority votes, abstentions and broker non-votes?
Withhold Authority Votes: Shares subject to instructions to withhold authority to vote on the election of directors will not be voted. This will have no effect on Proposal No. 1 because, under plurality voting rules, the seven director nominees receiving the highest number of “for” votes will be elected.

Abstentions:  Under Delaware law (under which Mitek is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting. Therefore, abstentions will have the same effect as a vote “against” for Proposal No. 2, Proposal No. 3, Proposal No. 4, and Proposal No. 5. However, abstentions will have no effect on Proposal No. 1 because under the plurality voting rules, the seven director nominees receiving the highest number of “for” votes will be elected. Similarly, abstentions will have no effect on Proposal No. 6 because, under plurality voting rules, the frequency alternative receiving the highest number of “for” votes will be selected.

Broker Non-Votes:  Brokers, banks and other agents are not permitted to vote the uninstructed shares of their clients on a discretionary basis in the election of directors. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting with respect to “non-discretionary” matters, they will have no effect on the outcome of the vote on Proposal No. 1. Each of Proposal No. 2, Proposal No. 3, Proposal No. 5, and Proposal No. 6 are also considered “non-discretionary” matters on which your broker, bank or other agent will not be able to vote on your behalf if it does not receive instructions from you, and therefore there may be broker non-votes on Proposal Nos. 2, 3, 5 and 6. If you hold your shares in street name and you do not instruct your broker, bank or other agent how to vote your shares on Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 5, and Proposal No. 6, no votes will be cast on your behalf on these proposals. Therefore, it is important that you indicate your vote on these proposals if you want your vote to be counted. Broker non-votes will have the same effect as a vote “against” for Proposal No. 3. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 2, Proposal No. 5 and Proposal No. 6. Proposal No. 4 is considered routine or a “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you and, therefore, no broker non-votes are expected to exist in connection with Proposal No. 4. If there are any broker non-votes on Proposal No. 4, they will have no effect on the outcome of the vote on such proposal.

The following text replaces, in its entirety, the text in Proposal No. 2 under the subheading “Effectiveness of the Amendment and Required Vote.”

The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy on the subject matter of this proposal is required to approve the amendment and restatement of the 2020 Plan. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. If approved by stockholders, the amendment and restatement of the 2020 Plan will become effective on the date of the Annual Meeting. If stockholders do not approve this proposal, the amendment and restatement of the 2020 Plan will not become effective and the 2020 Plan will continue in its current form.

The following text replaces, in its entirety, the text in Proposal No. 3 under the subheading “Effectiveness of the Amendment and Required Vote.”
The approval of the amendment to our Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation requires the affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting. As a result, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal. If this Proposal No. 3 is approved by our stockholders, the amendment to our Certificate of Incorporation will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which filing is expected to occur promptly after the Annual Meeting. If such amendment is not approved by our stockholders, the Restated Certificate will not be amended.

The following text replaces, in its entirety, the text in Proposal No. 4 under the subheading “Required Vote.”

The ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending September 30, 2023, requires the affirmative “FOR” vote of a majority of the voting power of the shares of our common stock present and entitled to vote either in person or by proxy on the subject matter of this proposal. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

Except as set forth herein, no additional changes have been made to the Proxy Statement or Notice or the proposals to be brought before the 2023 Annual Meeting, which are presented in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement and Notice.

Mitek

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: **www.proxypush.com/MITK** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
	PHONE Call **1-866-411-6767** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

Mitek Systems, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of August 10, 2023

DATE: Monday, October 2, 2023
TIME: 9:00 AM, Pacific Time
PLACE: Mitek Systems, Inc., 600 B. Street, Suite 100
San Diego, California 92101

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Scipio "Max" Carnecchia, Fuad Ahmad and Jason L. Gray (each a "Named Proxy" and collectively, the "Named Proxies"), and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Mitek Systems, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before said meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before said meeting or any adjournment or postponement thereof and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, 5, and 6. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Mitek Systems, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4, 5 AND 6

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	To elect the following eight directors to serve until the 2023 annual meeting of stockholders and until their respective successors have been elected and qualified:					
		FOR	WITHHOLD			
	1.01 Scipio "Max" Carnecchia	☐	☐			FOR
	1.02 Scott Carter	☐	☐			FOR
	1.03 Rahul Gupta	☐	☐			FOR
	1.04 James C. Hale	☐	☐			FOR
	1.05 Susan J. Repo	☐	☐			FOR
	1.06 Kim S. Stevenson	☐	☐			FOR
	1.07 Donna C. Wells	☐	☐			FOR
		FOR	AGAINST	ABSTAIN		
2.	To approve the amendment and restatement of the Mitek Systems, Inc. 2020 Incentive Plan to increase the number of shares reserved for issuance thereunder by 5,108,000 shares;	☐	☐	☐		FOR
3.	To approve the amendment to our Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation; and	☐	☐	☐		FOR
4.	To ratify the appointment of BDO USA, P.A. as our independent registered public accounting firm for the fiscal year ending September 30, 2023;	☐	☐	☐		FOR
5.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers as presented in the Proxy Statement accompanying this notice;	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
6.	To approve, on an advisory (non-binding) basis, the frequency of future advisory stockholder votes on the compensation of our named executive officers.	☐	☐	☐	☐	1 YEAR

Note: In their discretion, the proxy holders are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

☐ **To attend the meeting and vote your shares in person, please mark this box.**

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ______ Date ______

Signature (if held jointly) ______ Date ______